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                                                                  Exhibit (c)(1)

January 8, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated January 8, 2001, of Misonix, Inc. and are in agreement with the statements contained in the first, second and fourth paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                                           /s/ Ernst & Young LLP